A Message from the FIRSTAR Select REIT-Plus Fund



Dear Shareholder:

The FIRSTAR Select REIT-Plus Fund (REITs)seeks to provide consistent total return by focusing on appreciation and income. The Fund seeks to achieve these results through a consistent investment commitment to Real Estate Investment Trusts.

Performance for the REITs sector over the 1999/2000 Fiscal Year ending March closed with positive momentum as investors renewed their interest in the sector during the last quarter of the fiscal year. REITs, as measured by the Morgan Stanley REIT Index, rose 2.95% during the fiscal year as compared to 2.87% for the Lipper Average Real Estate Fund. The Firstar REIT-Plus Fund outperformed the Lipper Average Real Estate Fund manager with a fiscal year return of 4.22% for the "Y" class and 3.97% for the "B" class. The Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts. It is designed to be a measure of real estate equity performance. The index was developed as of December 31, 1994 and is currently comprised of over 125+ real estate investment trusts.

The fundamentals for REITs remain attractive as valuations remain low for these stocks despite their positive earnings growth trends and historically high dividend yields. Construction trends remain attractive, in general, for most sectors, including residential and office/industrial, which remain the highest weighted sectors in the Firstar REIT-Plus Fund. In addition, REIT public offerings are now substantially less than the levels seen over the past three years while most sectors of the real estate market are witnessing an attractive level of growth in line with the U.S. economy as measured by Gross Domestic Product growth.

The FIRSTAR Select REIT-Plus Fund is managed using both quantitative and fundamental analysis to aid us in meeting investors' long-term goals of both price appreciation and income. These tools allow us to focus on those sectors that will most benefit our investors in achieving these objectives. Above average earnings growth rates, low levels of debt to capital and attractive income yields coupled with low levels of new supply in this sector offer attractive reasons for investors to consider REITs in achieving their investment objectives.

Karen L. Bowie, CFA
Vice President, Fund Manager

                         Growth of a $10,000 Investment
                 Firstar Select REIT-Plus Fund (Class Y Shares)
                                       vs.
                            Morgan Stanley REIT Index




AVERAGE ANNUAL TOTAL RETURNS
As of 3/31/00

Class Y Shares
---------------------------- ----------------------
Since Inception (6/24/97)             -2.92%
---------------------------- ----------------------
---------------------------- ----------------------
1 Year                                 4.22%
---------------------------- ----------------------

Class B Shares                      NAV                   CDSC
---------------------------- ---------------------- ----------------------
Since Inception (4/1/98)              -9.16%                 -14.16%
---------------------------- ---------------------- ----------------------
---------------------------- ---------------------- ----------------------
1 Year                                 3.97%                 -1.97%
---------------------------- ---------------------- ----------------------


Past performance is not predictive of future performance. Market volatility can significantly impact short-term performance. The results of an investment made today may differ substantially from the historical performance shown. The performance of the Fund's Class B shares will differ from that of its Class Y shares due to differing fees and expenses. At the end of the same time period, a $10,000 investment on April 1, 1998 in the Fund's Class B shares would have been valued at $8,251. After the effect of the contingent deferred sales charge, redemption proceeds would have been $7,921.

INVESTMENTS-FIRSTAR SELECT REIT-PLUS FUND
-----------------------------------------
Statement of Net Assets  March 31, 2000



                                                 Number      Market                                             Number       Market
                                                of Shares      Value                                           of Shares     Value
                                                ----------   -------                                           ---------     ------

COMMON STOCKS - 92.90%                                                     Lasalle Hotel Properties REIT         55,000    $687,500
----------------------                                                     Liberty Property Trust REIT           24,450     585,273
                                                                           Mack-Cali Reality Corp. REIT          15,500     395,250
Lodging - 2.08%                                                            Merristar Hospitality                 33,162     586,553
---------------                                                            Mills Corp. REIT                      35,000     636,562
                                                                           New Plan Realty Trust REIT            38,500     517,344
Starwood Hotels & Resorts Worldwide Inc.          23,300      $599,975     Pacific Gulf Properties, Inc. REIT    42,000     824,250
                                                                           Prentiss Properties Trust REIT        24,000     537,000
Property Investment & Management - 1.68%                                   Public Storage Inc. REIT              22,660     481,525
----------------------------------------                                   RFS Hotel Investors, Inc. REIT        21,100     228,144
                                                                           Realty Income Corp. REIT              23,000     451,375
Catellus Development Corp.*                       35,000       485,625     Reckson Associates Realty Corp. REIT  35,000     660,625
                                                                           Simon Property Group, Inc. REIT       34,040     799,940
Real Estate Development -  2.08%                                           Sizeler Property Investors, Inc. REIT 41,300     273,612
--------------------------------                                           Spieker Properties, Inc. REIT         22,000     979,000
                                                                           Storage USA, Inc. REIT                15,240     465,773
TrizecHahn Corp.                                  40,000       600,000     Summit Properties Inc. REIT           18,000     352,125
                                                                           Sun Communities Inc. REIT              9,000     261,562
Real Estate Investment Trusts - 87.06%                                     Vornado Realty Trust REIT             15,000     502,500
--------------------------------------

Apartment Investment and                                                   TOTAL COMMON STOCKS
Management Co. REIT                               25,000       954,687          (Cost $30,349,650)                       26,849,980
Archstone Communities, Trust REIT                 39,000       784,875                                                   ----------
Arden Realty Group, Inc. REIT                     13,251       276,615
Avalon Bay Communities, Inc. REIT                 24,512       897,752     PREFERRED STOCK - .78%
Bedford Property Investors, Inc. REIT             21,000       338,625     ---------------------
Brandywine Realty Trust REIT                      35,000       599,375
BRE Properties Inc. REIT                          32,200       831,163     Real Estate Investment Trusts - .78%
Camden Properties Trust  REIT                     25,000       676,562     ------------------------------------
CBL & Associates Properties, REIT                 20,500       424,094
Chelsea GCA Realty Inc. REIT                      26,200       771,263     Realty Income Corp. REIT              10,000     226,250
Developers Diversified Rlty Trust REIT            48,000       666,000           (Cost $250,000)
Duke Weeks Realty Corp.  REIT                     45,000       852,187
EastGroup Properties, Inc. REIT                   48,000     1,032,000     REPURCHASE AGREEMENTS - 5.63%
Equity Office Properties Trust REIT               47,600     1,192,975     -----------------------------
Equity Residential Properties Trust REIT          21,000       841,312
Felcor Lodging Trust, Inc. REIT                   32,500       574,844     Donaldson(DLJ)($1,628,000, 6.12% Federal Natl. Mtg. Assn.
Franchise Fin. Corp. REIT                         10,000       231,250     Bank 31359MEQ2,04/23/04)Purchase Date 03/31/00, Maturity
Healthcare Realty Trust REIT                      20,000       338,750     Date 04/01/00 Amount Payable at Maturity $1,628,277
Home Properties NY Inc. REIT                      10,000       268,750
Hospitality Properties Trust REIT                 21,000       425,250
Host Marriott Corp.                               20,000       178,750     Total Repurchase Agreements
JDN Realty Corp. REIT                             18,868       193,397          (Cost $1,628,000)                         1,628,000
Kilroy Realty Corp. REIT                          23,000       491,625                                                   ----------
Kimco Realty Corp. REIT                           20,070       750,116     Total Investments - 99.31%
Koger Equity, Inc. REIT                           20,000       346,250          (Cost $32,227,650)                       28,704,230

                                                                           Other Assets and Liabilities, Net - .69%         198,978
                                                                           ----------------------------------------       ---------

                                                                           Net Assets - 100%                            $28,903,208
                                                                                                                        ===========

*Non-income producing securities

The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000

ASSETS

     Investments, at value (cost $32,227,650) ................      $ 28,704,230
     Cash ....................................................               122
     Dividend receivable .....................................           254,109
     Interest receivable......................................               277
     Receivable for shares of beneficial interest sold........               300
     Receivable for investments sold..........................           205,319
     Deferred organization costs (Note 2) ....................            16,098
     Prepaid expenses.........................................            10,386
                                                                    ------------
     Total assets ............................................        29,190,841

LIABILITIES

     Payable for Investments  purchased.......................           234,463
     Payable for shares of beneficial interest redeemed.......             6,271
     Accrued expenses ........................................            46,899
                                                                   -------------
     Total liabilities........................................           287,633
                                                                   -------------

NET ASSETS ...................................................     $  28,903,208
                                                                     ===========

Net assets consist of:
     Paid-in capital .........................................        34,486,633
     Accumulated undistributed income.........................             9,056
     Accumulated net realized gain (loss)on investments.......       (2,069,061)
     Net unrealized depreciation in
      value of investments....................................       (3,523,420)
                                                                    ------------

Net assets ...................................................     $  28,903,208
                                                                     ===========

NET ASSET VALUE PER SHARE

Class B Shares:
Net asset value and offering price per share (based on net assets of
$89,946 and 11,572 shares of beneficial interest outstanding).             $7.77
Minimum redemption price per share (net asset value x 95%)....             $7.38

Class Y Shares:
Net asset value, offering and redemption price per share (based on net assets of
$28,813,262 and 3,719,089 shares of beneficial interest outstanding)       $7.75






  The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF OPERATIONS
For the year ended March 31, 2000

INVESTMENT INCOME
Income:
     Interest ................................................       $    48,626
     Dividends ...............................................         2,442,508
                                                                     -----------
          Total  income ......................................         2,491,134
                                                                     -----------

EXPENSES:
     Administrative service fees (Note 3)
        Class B...............................................             6,024
        Class Y...............................................            30,503
         Auditing fees .......................................            20,761
     Custodian fees (Note 3) .................................            14,541
     Fund accounting fees
        Class B...............................................             6,024
        Class Y...............................................            24,402
     Insurance ...............................................             5,295
     Servicing fees ..........................................            24,908
     Legal fees ..............................................            31,142
     Investment adviser fees (Note 3) ........................           229,393
     Trustee's fees ..........................................            20,673
     Pricing fees.............................................             4,264
     Amortization of organization expenses....................             7,506
     Postage .................................................             3,505
     Registration and filing fees
        Class B...............................................               670
        Class Y...............................................            19,577
     Printing.................................................            33,200
     Transfer agent fees (Note 3)
        Class B...............................................             6,024
        Class Y...............................................            21,352
     Other expenses    .......................................               807
                                                                       ---------
          Total net expenses .................................           510,571
                                                                       ---------

 Less Expense Reimbursement from adviser  (Note 2)............            18,408
                                                                       ---------

NET INVESTMENT INCOME  .......................................         1,998,971
                                                                     -----------

REALIZED AND UNREALIZED GAIN/LOSS
     ON INVESTMENTS
     Net realized loss on investments ........................         (757,592)
     Change in net unrealized
          appreciation of investments ........................         (101,216)
                                                                     -----------
     Net loss on investments .................................         (858,808)
                                                                     -----------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...............................$        1,140,163
                                                               =================




 The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                       Year                          Year
                                                                          Ended                      Ended
                                                                        March 31,                  March 31,
                                                                          2000                       1999
                                                                          ----                       ----

INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income ...................................           $ 1,989,915            $ 1,627,343
     Net realized (gain) loss on investments .................             (748,536)              (978,775)
     Change in net unrealized appreciation of investments.....             (101,216)            (9,338,684)
                                                                        ------------           ------------
     Increase (Decrease) in net assets resulting from operations           1,140,163            (8,690,116)
                                                                                               ------------
Dividends and distributions to shareholders from:
     Net investment Income
        Class B...............................................               (6,000)                (4,932)
        Class Y...............................................           (1,983,915)            (1,622,429)
     Realized Capital Gain
        Class B ..............................................                ---                     (995)
        Class Y...............................................                ---                 (338,154)
                                                                        ------------            -----------
                      Total Distributions  ...................           (1,989,915)            (1,966,510)
                                                                        ------------            -----------

TOTAL INCREASE  (DECREASE) ...................................             (849,752)           (10,656,626)
                                                                         -----------           ------------

Capital share transactions:
     Proceeds from shares sold
        Class B ..............................................                 2,362                135,414
        Class Y...............................................            10,071,675              8,402,387
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions
        Class B...............................................                 4,835                  5,927
        Class Y...............................................               402,148                406,984
     Cost of shares redeemed
        Class B...............................................               (5,520)               (18,491)
        Class Y...............................................          (11,379,893)           (11,598,765)
                                                                        ------------           ------------
     Net decrease in net assets resulting from
          capital share transactions .........................             (904,393)            (2,666,544)
                                                                        ------------           ------------
TOTAL  INCREASE (DECREASE) IN NET ASSETS .....................           (1,754,145)           (13,323,170)
                                                                        ------------           ------------
NET ASSETS:
     Beginning of period .....................................          $ 30,657,353           $ 43,980,523
     End of period  ..........................................          $ 28,903,208           $ 30,657,353
                                                                        =============          =============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold
        Class B...............................................                   287                 12,909
        Class Y...............................................             1,252,567                936,347
     Shares issued to shareholders in reinvestment dividends
     and distributions:
        Class B...............................................                   631                    677
        Class Y...............................................                52,735                 46,905
     Shares redeemed
        Class B...............................................                 (686)                (2,246)
        Class Y...............................................           (1,426,547)            (1,296,991)
                                                                         -----------            -----------
NET INCREASE (DECREASE) IN NUMBER OF SHARES OUTSTANDING                    (121,013)              (302,399)
                                                                        ============            ===========


The accompanying notes are an integral part of these financial statements.

FIRSTAR SELECT REIT-PLUS FUND
FINANCIAL HIGHLIGHTS

                                                                                            Class Y (c)

                                                                     Year             Year              Year
                                                                     Ended            Ended             Ended
                                                                   March 31,        March 31,         March 31,
                                                                    2000              1999             1998(a)
                                                                    ----              ----             -------

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................      $ 7.96           $10.59            $10.00
Income from investment operations:
     Net investment income ...................................        0.53             0.40              0.35
     Net realized and unrealized
          gain (loss) on investments..........................       (0.21)           (2.55)             0.86
                                                                   --------           ------          -------
Total from investment income .................................        0.32            (2.15)             1.21
Less  distributions:
     Dividends from net
          investment income ..................................       (0.53)           (0.40)            (0.35)
     Distributions from net realized
          gains on investments................................        0.00            (0.08)            (0.27)
                                                                      ----            ------            ------
Total from distributions .....................................       (0.53)           (0.48)            (0.62)
                                                                    -------           ------            ------

Net asset value at end of period .............................     $  7.75           $  7.96        $    10.59
                                                                     ======            =====             =====



TOTAL RETURN..................................................        4.22%          (20.59%)           14.96%(b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)....................       28,813           30,566            43,981
     Ratio of total expenses to
          average net assets .................................        1.61%            1.47%             1.52%(b)
     Ratio of total expenses to
          average net assets (after reimbursement) ...........        1.61%            1.47%             1.52%(b)
     Ratio of net investment
          income to average net assets........................        6.53%            4.35%             4.29%(b)
     Ratio of net investment
          income to average net assets (after reimbursement) .        ---               ---                 ---
     Portfolio turnover ......................................       18.57%           45.48%            29.50%(b)



(a) For the period June 24, 1997 (commencement of operations) to March 31, 1998.
(b) Annualized.
(c) Class C shares changed to class Y shares.


The accompanying notes are an integral part of these financial statements.





FIRSTAR SELECT REIT-PLUS FUND
FINANCIAL HIGHLIGHTS

                                                                            Class B
                                                                            -------

                                                                     Year             Year
                                                                     Ended           Ended
                                                                   March 31,        March 31,
                                                                     2000             1999
                                                                     ----             ----

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ...................................      $ 7.99           $10.59
Income from investment operations:
     Net investment income ...................................        0.53             0.40
     Net realized and unrealized
          gain (loss) on investments..........................       (0.22)           (2.54)
                                                                   --------           ------
Total from investment income .................................        0.31            (2.14)
Less distributions:
     Dividends from net
          investment income ..................................       (0.53)           (0.38)
     Distributions from net realized
          gains on investments................................        0.00            (0.08)
                                                                      -----           ------
Total from distributions .....................................       (0.53)           (0.46)
                                                                    -------           ------

Net asset value at end of period .............................     $  7.77           $  7.99
                                                                     =====             =====

TOTAL RETURN..................................................        3.97%          (20.65%)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (thousands)....................          90                91

     Ratio of total expenses to
          average net assets .................................       21.55%           13.38%
     Ratio of total expenses to
          average net assets (after reimbursement) ...........        1.60%            1.45%

     Ratio of net investment
          income to average net assets........................      (12.11)%         (7.53)%
     Ratio of net investment
          income to average net assets (after reimbursement) .         7.84%           4.39%

     Portfolio turnover ......................................        18.57%          45.48%



     The accompanying notes are an integral part of these financial statements.










NOTES TO FINANCIAL STATEMENTS

Note 1 - General

Firstar Select REIT-Plus Fund (the "Fund") was organized as a series of Star Select Funds, an Ohio business trust (the "Trust") on February 28, 1997. On March 1, 1999 Star Select REIT-Plus Fund was changed to Firstar Select REIT-Plus Fund. The investment objective of the Fund is to provide shareholders with above average income and long term growth of capital. The Fund offers Class B and Class Y shares. Class B shares may be subject to a contingent deferred sales charge. Class Y shares are no-load where there are no sales charges or commissions. All classes of shares have indentical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

         A)   Security Valuations

The procedures and pricing service used to value securities are established and approved by the Board of Trustees. Portfolio securities are valued using the current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no ask price is available.

         B)   Securities Transactions and Related Income

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

         C)   Dividends and Distributions to Shareholders

The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a quarterly basis, and intends to distribute its net capital gains at least once a year. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs, such gains will not be distributed.

         D)   Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E)   Expenses

Organizational costs represent costs incurred in connection with the organization and the initial public offering of the Class Y shares of the Fund. Organizational costs are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholder (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs. At March 31, 2000, the unamortized balance was $10,386.

The Adviser has committed to reimburse other expenses of class B shares through July 31, 2000 to the extent necessary to maintain total operating expense as indicated in the prospectus. Total reimbursement for the period ended March 31, 2000 is $18,408.

Note 2 - Significant Accounting Policies (continued)

         F)   Distribution

The Trust has adopted a 12b-1 plan, which permits the Fund to pay up to 0.25% of average net assets as a 12b-1 fee to the Fund's Distributor. The Fund expenses will not be affected by the 12b-1 plan because the Adviser does not intend to activate the plan through July 31, 2000.

         G)   Allocation of Income, Expenses, and Gains and Losses

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

         H)   Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         I)   Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with a counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of a default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

Note 3 - Agreements and Other Transactions with Affiliates

The Fund retains Firstar Bank (formerly Star Bank), N.A. (the "Adviser" or "Firstar Bank") to manage the Fund's investments. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund. The Fund is authorized to pay the Adviser a monthly fee equal to an annual average rate of 0.75% of its average daily net assets. For the year ended March 31, 2000 the fund paid the Advisor $229,393.

The Fund also retains Firstar Bank to act as shareholder servicing agent on its behalf. The Fund is authorized to pay Firstar Bank up to 0.25% of its average daily net assets to provide shareholder support services and to maintain shareholder accounts. Firstar Bank currently receives 0.10% of the Fund's average daily net assets for shareholder services and it is anticipated that the fee will remain at 0.10% for the foreseeable future. Firstar Bank also acts as the Fund's custodian, for which it receives a monthly fee equal to an annual average rate of 0.025% of its average daily net assets. The fund paid Firstar bank $14,541 for custodian fees.


The Fund retains Unified Fund Services, Inc. ("Unified") to act as the Fund's administrator and transfer agent. As administrator, Unified manages the Fund's business affairs and provides the Fund with administrative services, including compliance and accounting services and all regulatory reporting, and necessary office equipment, personnel and facilities to operate the Fund. For these administrative and transfer agency services, Unified receives a monthly fee from the Fund equal to an annual average rate of 0.25% of the Fund's average daily net assets. The Fund retains Unified Management Corporation to act as the principal distributor of the Fund's shares.

For the twelve months ended March 31, 2000, there were no commissions (sales charges paid by investors) paid on the Class B shares.

Certain trustees and officers of the Trust are "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. Each "non-interested" trustee is entitled to receive a quarterly Board of Trustees meeting fee of $1,000 plus expenses for services relating to the Trust.

Note 4- Securities Transactions

For the period ended March 31, 2000, purchases and sales of investment securities, excluding short-term investments were as follows:

                                        Purchases           Sales
                                       -----------         -------
The Firstar Select REIT-Plus Fund     $ 5,503,042       $7,734,325

Note 5- Unrealized Appreciation (Depreciation)

At March 31, 2000, the composition of unrealized appreciation (depreciation) of investment securities was as follows:

                                     Appreciation    Depreciation       Net
                                    -------------   ------------      ------
The Firstar Select REIT-Plus Fund     $ 827,981     ($ 4,351,401)   ($3,523,420)

Note 6- Federal Tax Information

At March 31, 2000, the Fund has unused capital loss carryforwards of $1,751,915 available to offset future gains, if any, for Federal income tax purposes. The capita. Loss carryforward expieres as follows: $994,323 in 2007 and $757,592 in 2008.

                          INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Trustees
Firstar Select REIT-Plus Fund:

We have audited the accompanying statement of assets and liabilities of Firstar Select REIT-Plus Fund, including the schedule of portfolio investments, as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period from June 24, 1997 (commencement of operations) to March 31, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Firstar Select REIT-Plus Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period from June 24, 1997 (commencement of operations) to March 31, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 13, 2000